Exhibit 99.3

NOVA LIFESTYLE, INC. AND
BRIGHT SWALLOW INTERNATIONAL GROUP LIMITED
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2013

	NOVA (1)	BRIGHT SWALLOW (2)	Pro Forma Adjustments		Pro Forma Consolidated
ASSETS	(historical)	(historical)

CURRENT ASSETS
Cash & cash equivalents	$601,247	$191,810			$793,057
Accounts receivable, net	21,539,338	1,629,427			23,168,765
Advance to suppliers	3,429,406	-			3,429,406
Inventory	2,836,270	-			2,836,270
Prepaid expenses and other receivable	86,314	-			86,314
Due from shareholder	-	110,000			110,000
Deferred tax asset	157,748	-			157,748

TOTAL CURRENT ASSETS	28,650,323	1,931,237	-		30,581,560

NONCURRENT ASSETS
Heritage and cultural assets	129,344	-			129,344
Plant, property & equipment, net	8,441,286	-			8,441,286
Construction in progress	5,623,314	-			5,623,314
Acquisition deposit	4,500,000	-			4,500,000
Lease deposit	43,841	-			43,841
Goodwill	218,606	-	808,512	A	1,027,118
Intangible assets, net	1,181,918	-	5,674,220	B, C	6,856,138
Deferred tax assets	-	-			-

TOTAL NONCURRENT ASSETS	20,138,309	-	6,482,732		26,621,041

TOTAL ASSETS	$48,788,632	$1,931,237	$6,482,732		$57,202,601

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$4,752,146	$1,921,295			$6,673,441
Line of credit	6,138,072	-			6,138,072
Advance from customers	189,973	-			189,973
Accrued liabilities and other payables	1,126,770	-			1,126,770
Taxes payable	186,736	-			186,736

TOTAL CURRENT LIABILITIES	12,393,697	1,921,295	-		14,314,992

NONCURRENT LIABILITIES
Deferred rent payable	51,038				51,038
Deferred tax liability, net	45,375				45,375
Income tax payable	4,713,368	508,512			5,221,880

TOTAL NONCURRENT LIABILITIES	4,809,781	508,512	-		5,318,293

TOTAL LIABILITIES	17,203,478	2,429,807	-		19,633,285

SHAREHOLDER'S EQUITY
Common stock, $0.001 par value; 75,000,000 shares authorized, 18,539,541 shares issued and outstanding as of March 31, 2013	18,540	1	(1)		18,540
Additional paid in capital	19,112,333	-	6,500,000	A, B	25,612,333
Subscription receivable	(1,950,000)	-			(1,950,000)
Statutory reserves	6,241	-			6,241
Accumulated other comprehensive income	2,213,254	-			2,213,254
Retained earnings	12,184,786	(498,571)	(17,267)	A, C	11,668,948

TOTAL SHAREHOLDERS' EQUITY	31,585,154	(498,570)	6,482,732		37,569,316

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$48,788,632	$1,931,237	$6,482,732		$57,202,601

(1) Source: unaudited consolidated financial statements of Nova Lifestyle, Inc. for the three months ended March 31, 2013 as filed in 10Q Report filed with the SEC on May 15, 2013.
(2) Source: unaudited financial statements of Bright Swallow International Group Limited included in this Form 8-K.
A. Allocation of the purchase price to the fair value of assets acquired and liabilities assumed. The excess of purchase price over fair value of net assets, or $808,512, is recorded as goodwill.
B. Record the fair value assigned to intangible asset - customer relationship at acquisition date.
C. Record amortization expense of customer relationship.

NOVA LIFESTYLES, INC. AND
BRIGHT SWALLOW INTERNATIONAL GROUP LIMITED
PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2012

	NOVA (1)	BRIGHT SWALLOW (2)	Pro forma Adjustments		Pro Forma Consolidated
	(historical)	(historical)

Net Sales	$66,297,498	$13,703,497			$80,000,995

Cost of Revenue	51,572,076	12,569,939			64,142,015

Gross Profit	14,725,422	1,133,558	-		15,858,980

Operating expenses:
Selling expenses	3,158,191	-			3,158,191
General and administrative expenses	4,788,947	16,205	$412,671	C	5,217,823
Loss on disposal of plant, property and equipment	123,675				123,675
Total operating expenses	8,070,813	16,205	412,671		8,499,689

Income from operations	6,654,609	1,117,353	(412,671)		7,359,291

Non-operating income (expenses):
Non-operating income	50,915				50,915
Foreign exchange transaction gain (loss)	47				47
Bargain purchase gain	-	-			-
Interest income (expense)	(188,868)	-			(188,868)
Financial expense	(11,166)	(1,740)			(12,906)

Total non-operating expenses	(149,072)	(1,740)	-		(150,812)

Income before income tax	6,505,537	1,115,613	(412,671)		7,208,479

Income tax	1,071,654	279,000			1,350,654

Net income	5,433,883	836,613	(412,671)		5,857,825

Other comprehensive item
Foreign currency translation	37,672	-	-		37,672

Comprehensive Income	$5,471,555	$836,613	$(412,671)		$5,895,497

Weighted average shares outstanding	18,530,591	1			18,530,591
Diluted average shares outstanding	18,681,448				18,681,448

Earnings per share - basic	$0.29	$836,613.00			$0.32
Earnings per share - diluted	$0.29				$0.31

(1) Source: audited financial statements of Nova Lifestyles, Inc. for the year ended December 31, 2012 as filed in Annually Report filed with the SEC on March 31, 2013.
(2) Source: audited financial statements of Bright Swallow International Group Limited included in this Form 8-K.
C. Record amortization expense for customer relationship.

NOVA LIFESTYLES, INC. AND
BRIGHT SWALLOW INTERNATIONAL GROUP LIMITED
PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2013

	NOVA (1)	BRIGHT SWALLOW (2)	Pro forma Adjustments		Pro Forma Consolidated
	(historical)	(historical)

Net Sales	$14,996,951	$2,400,617			$17,397,568

Cost of Revenue	11,750,848	2,192,248			13,943,096

Gross Profit	3,246,103	208,369	-		3,454,472

Operating expenses:
Selling expenses	721,796	-			721,796
General and administrative expenses	1,044,959	-	103,168	C	1,148,127
Loss on disposal of plant, property and equipment	-
Total operating expenses	1,766,755	-	103,168		1,869,923

Income from operations	1,479,348	208,369	(103,168)		1,584,549

Non-operating income (expenses):
Non-operating income (expense)	(21,100)				(21,100)
Interest income (expense)	(74,397)	-			(74,397)
Financial expense	(29,330)	(322)			(29,652)

Total non-operating expenses	(124,827)	(322)	-		(125,149)

Income before income tax	1,354,521	208,047	(103,168)		1,459,400

Income tax	176,054	52,012			228,066

Net income	1,178,467	156,035	(103,168)		1,231,334

Other comprehensive item
Foreign currency translation	36,608	-	-		36,608

Comprehensive Income	$1,215,075	$156,035	$(103,168)		$1,267,942

Weighted average shares outstanding	18,536,699				18,536,699
Diluted average shares outstanding	18,638,283				18,638,283

Earnings per share - basic	$0.06				$0.07
Earnings per share - diluted	$0.06				$0.07

(1) Source: unaudited financial statements of Nova Lifestyles, Inc. for the three months ended March 31, 2013 as filed in 10Q Report filed with the SEC on May 15, 2013.
(2) Source: unaudited financial statements of Bright Swallow International Group Limited included in this Form 8-K.
C. Record amortization expense of customer relationship.

NOVA LIFESTYLE INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

On April 24, 2013, Nova LifeStyle Inc. (the “Company”), completed the acquisition of 100% of the equity interest in Bright Swallow International Group Limited (“Bright Swallow”), a company registered in the British Virgin Islands (“BVI”), from the sole shareholder of Bright Swallow. The stock purchase agreement of this acquisition was entered on March 22, 2013. Pursuant to the terms of the stock purchase agreement among the parties, all of the issued and outstanding shares of Bright Swallow were exchanged for a cash price of 6.5 million US Dollar, which was paid in full at the closing of the acquisition. The stock purchase agreement contained such representations, warranties, obligations and conditions as are customary for transactions of the type governed by such agreements.

As a result of the acquisition, Bright Swallow became a wholly owned subsidiary of the Company. Prior to the closing of the transaction, there were no material relationships between the Company and Bright Swallow, or any of their respective affiliates, directors or officers, or any associates of their respective officers or directors, other than in respect of the Stock Acquisition Agreement. The purchase of Bright Swallow will be accounted for as a business combination under ASC Topic 805, “Business Combinations”.

The accompanying unaudited pro forma consolidated balance sheet presents the accounts of Nova LifeStyle and Bright Swallow as if the acquisition of Bright Swallow by Nova LifeStyle occurred on March 31, 2013 for balance sheet purpose. The accompanying unaudited pro forma consolidated statements of income and comprehensive income present the accounts of Nova LifeStyle and Bright Swallow for the year ended December 31, 2012 and for the three months ended March 31, 2013, as if the acquisition occurred on January 1, 2012 and 2013, respectively. The fair values of the assets acquired and liabilities assumed at acquisition date are used for the purpose of purchase price allocation. The excess of the purchase price over the fair value of net assets, or $808,512, is recorded as goodwill.

The following adjustments would be required if the acquisition of Bright Swallow by Nova LifeStyle occurred as indicated above:

A)
Allocation of the net purchase price to the fair value of assets acquired and liabilities assumed.  The excess of purchase price over the fair value of net assets acquired, or $808,512, is recorded as goodwill.

B)	Record the fair value assigned to intangible asset - customer relationship at acquisition date.
C)	Record amortization expenses of customer relationship